INTERIM CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Revenue
Display Advertising	$ 179,257	$ 150,154
Search Advertising	144,363	121,817
Total Revenue	323,620	271,971
Costs and Expenses:
Cost of revenue	17,148	13,474
Traffic acquisition costs and media buy	181,357	156,930
Research and development	16,589	17,369
Selling and marketing	28,812	27,293
General and administrative	13,956	12,134
Changes in fair value of contingent consideration	14,602	0
Depreciation and amortization	6,766	6,393
Total Costs and Expenses	279,230	233,593
Income from Operations	44,390	38,378
Financial income, net	8,586	1,507
Income before Taxes on income	52,976	39,885
Taxes on income	7,785	4,919
Net Income	$ 45,191	$ 34,966
Net Earnings per Share
Basic	$ 0.97	$ 0.79
Diluted	$ 0.91	$ 0.74
Weighted average number of shares
Basic	46,673,439	44,238,414
Diluted	49,551,061	47,210,769